Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Radiologix, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sami S. Abbasi, Executive Vice President and Chief Operating Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sami S. Abbasi
Sami S. Abbasi
Executive Vice President and Chief Operating Officer and Chief Financial Officer

Dated: March 12, 2004

A signed original of this written statement required by Section 906 has been provided to Radiologix, Inc. and will be retained by Radiologix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.